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                                                                    Exhibit 23.1

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 8, 2003, in the Registration Statement on Form S-1/A and related prospectus of SEDONA Corporation for the registration of 32,353,624 shares of its common stock.



                                                         /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
June 9, 2003